BRAZOS MUTUAL FUNDS

                                 OCTOBER 2, 2000

                                  SUPPLEMENT TO
                         PROSPECTUS DATED MARCH 29, 2000
                                       FOR

               CLASS Y SHARES OF BRAZOS MICRO CAP GROWTH PORTFOLIO
         CLASS Y AND CLASS A SHARES OF BRAZOS SMALL CAP GROWTH PORTFOLIO
          CLASS Y AND CLASS A SHARES OF BRAZOS MID CAP GROWTH PORTFOLIO
      CLASS Y AND CLASS A SHARES OF BRAZOS REAL ESTATE SECURITIES PORTFOLIO
         CLASS Y AND CLASS A SHARES OF BRAZOS MULTI CAP GROWTH PORTFOLIO


On page 26, the paragraph under Federal Taxes is deleted and replaced with the following:

Each Portfolio contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain. Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Portfolio distributions, including amounts attributable to dividends, interest and short-term capital gains of the Portfolio, will generally be taxable as ordinary income. You will be subject to income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares.

Because the Small Cap, Mid Cap and Multi Cap Portfolios seek capital appreciation as opposed to current income, the Company anticipates that most of the distributions from these Portfolios will be taxed as capital gains. From time to time, however, distributions from the Micro Cap Portfolio (and possibly the Small Cap, Mid Cap and Multi Cap Portfolios) may be distributions from ordinary income in an amount that exceeds capital gains distributions, primarily as a result of portfolio turnover. Distributions from the Real Estate Portfolio are likely to represent both capital appreciation and income, and thus are likely to constitute both capital gain and ordinary income.

You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. This is known as "buying into a dividend." You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or

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less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.